UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2015 (August 9, 2015)

(Exact name of registrant as specified in its charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Special Note - This Current Report on Form 8-K contains forward-looking statements that are based on our current expectations.  Actual results may differ materially from those expressed or implied by those forward-looking statements because of a number of risks and uncertainties. See “Disclosures About Forward-Looking Statements” below.
Item 2.02     Results of Operations and Financial Condition
On August 10, 2015, Invesco Mortgage Capital Inc. (“we,” “our” or the “Company”) issued a press release (the “Release”) announcing certain estimated financial results for the quarter ended June 30, 2015 and the Company’s earnings conference call for the quarter ended June 30, 2015 to be held on August 18, 2015. The Release also addresses the Company’s restatement of certain financial information, as set forth in detail in Item 4.02(a) of this Current Report on Form 8-K (this “Report”).
The Release is attached to this Report as Exhibit 99.1 and the information contained in the Release is incorporated into this Item 2.02 by reference. The information contained in this Item 2.02 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in such filing.
Item 4.02(a)    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On August 9, 2015, the Audit Committee of the Board of Directors of the Company concluded, based on the recommendation of management, that each of the Company’s previously issued (i) consolidated financial statements as of and for the years ended December 31, 2013 and 2014 and management’s reports on the Company’s internal control over financial reporting, which were included in its Annual Reports on Form 10-K for the years ended December 31, 2013 and 2014 and (ii) interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2013 and for all subsequent quarters through the quarter ended March 31, 2015, need to be restated (the “Restatement”) and should no longer be relied upon. In this Report, the year and interim periods included in the Restatement are collectively referred to as the “Restatement Period.” The Audit Committee discussed the matters disclosed in this Item 4.02(a) filing with the Company’s independent registered public accounting firm.
The Company believes that the Restatement will not affect the Company’s previously reported book value, economic return, operating expenses, leverage ratios, taxable income or comprehensive income (loss) attributable to common stockholders for any period. Likewise, the Company believes that the Restatement will not impact the Company’s business strategy or its qualification as a REIT.
The Restatement is the result of an error in the application of U.S. generally accepted accounting principles (“GAAP”) pertaining to certain of the Company’s assets - specifically credit risk transfer securities issued by government-sponsored enterprises (“GSE CRTs”) and interest only strips of residential mortgage-backed securities that are guaranteed by a U.S. government agency (“Agency MBS IOs”). The Company determined that these assets should be viewed for GAAP accounting purposes as hybrid financial instruments which requires that a portion of the changes in fair value of such assets be reflected in “income” rather than “other comprehensive income,” and a portion of the interest received from such assets be classified as “derivative income” rather than “interest income.” The estimated adjustments to net income (loss) due to the Restatement for the twelve months ended December 31, 2013 and 2014 are $16.7 million and $(29.0 million), respectively, and for the three months ended March 31, 2015 is $15.4 million, with offsetting adjustments in other comprehensive income and retained earnings for these periods. Further detail regarding the Restatement is provided herein and in the schedule of estimated adjustments attached as Exhibit 99.2 to this Report.
The Company intends to file amendments to its (i) Annual Report on Form 10-K for the year ended 2014 (which will include amendments to financial data for the years ended December 31, 2013 and 2014 and the quarters ended March 31, 2013 through December 31, 2014) and (ii) Quarterly Report for the quarter ended March 31, 2015. The Company intends to file such amended reports prior to filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 (“Second Quarter Form 10-Q”). The Company will file on the date hereof a Form 12b-25 for an extension until August 17, 2015 to complete and file its Second Quarter Form 10-Q.

Additional Information Regarding the Restatement
GSE CRTs
In the fourth quarter of 2013, the Company began investing in GSE CRTs issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac,” together with Fannie Mae referred to herein as the “GSEs”). GSE CRTs are general, unsecured obligations (not mortgage-backed or asset-backed) of Fannie Mae and Freddie Mac that are structured to provide credit protection to the GSEs with respect to defaults and other credit events in respect of reference pools of residential mortgage loans that collateralize mortgage-backed securities issued and guaranteed by the GSEs. The credit protection feature of the GSE CRTs is achieved by allowing the GSEs to reduce the outstanding principal balance of the GSE CRTs as designated credit events occur on the loans within specified reference pools. Thus, as an investor in GSE CRTs, the Company may incur a loss (i.e. a reduction in the contractual principal of its investment) if the loans in the reference pool experience certain credit events exceeding specified thresholds. The GSE CRTs issuer makes monthly payments of contractual interest and principal. To date, the Company has not experienced a reduction in the outstanding principal balance of its GSE CRTs due to a designated credit event.
The Company accounts for GSE CRTs in its consolidated financial statements as available-for-sale investment securities. From the time of its initial investment during the fourth quarter of 2013 through March 31, 2015, the Company has accounted for income and unrealized changes in the fair value of its GSE CRTs under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 320 Investments - Debt and Equity Securities (“ASC 320”). As such, (i) the GSE CRTs were reported at fair value on the Company’s consolidated balance sheets (ii) changes in fair value were recorded as other comprehensive income in stockholders’ equity and (iii) the interest income associated with the GSE CRTs was recorded in interest income. As of March 31, 2015, the Company held approximately $661.8 million of GSE CRTs that were recorded in the Company’s consolidated balance sheet as “Mortgage-backed securities, at fair value.”
Based on discussions with peer companies that have also invested in GSE CRTs and third party advisors commencing in late June 2015 after the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, the Company undertook a thorough review of its GAAP accounting treatment of GSE CRTs to determine whether such securities meet the definition of a hybrid financial instrument under FASB ASC 815 - Derivatives and Hedging (“ASC 815”) and whether any embedded derivative features of such securities required separate accounting treatment. Following its review, management determined that the GSE CRTs are a hybrid financial instrument consisting of (i) a debt host contract (the unsecured GSE debenture) and (ii) an embedded credit derivative related to the credit protection feature of the GSE CRTs that should have been accounted for by applying the guidance of ASC 815. Under ASC 815, changes in fair value of the embedded credit derivative are required to be recorded in the Company’s consolidated statement of operations, instead of in other comprehensive income on the Company’s consolidated balance sheet while changes in fair value of the debt host contract remain within other comprehensive income.
Agency MBS IOs
As an extension of its review of GSE CRTs, the Company engaged an internationally recognized accounting firm to assist in reviewing the accounting treatment of its securities. As part of this review, management determined that the Agency MBS IOs are also a hybrid financial instrument, which consist of (i) a debt host contract (the mortgage-backed security) and (ii) an embedded interest derivative related to prepayment risk.
Agency MBS IOs are securities whose cash flows are tied to interest payments on mortgage loans underlying mortgage-backed securities. The Company accounted for Agency MBS IOs in its consolidated financial statements as available-for-sale investment securities. From the time of the initial investment through March 31, 2015, like the Company’s GSE CRTs, the Company accounted for its Agency MBS IOs under ASC 320. Its Agency MBS IOs were reported at fair value on the Company’s consolidated balance sheets and changes in fair value were recorded as other comprehensive income in stockholders’ equity. As of March 31, 2015, the Company held approximately $131.7 million of Agency MBS IOs that are recorded in the balance sheet line item “Mortgage-backed securities, at fair value.”
Management has determined that the Agency MBS IOs should have been accounted for under ASC 815 by recording changes in fair value of the embedded interest derivative in the consolidated statement of operations instead of in other comprehensive income on the Company’s consolidated balance sheet. Management has determined that the embedded interest derivative cannot be reliably valued as a stand-alone instrument and therefore will record the entire Agency MBS IO change in fair value in the consolidated statement of operations in accordance with ASC 815.
Estimated Impact of the Restatement
The Company will continue to account for GSE CRTs and Agency MBS IOs in its consolidated balance sheet in the revised line item “Mortgage-backed and credit risk transfer securities, at fair value.” Changes in the fair value of the debt host contract of GSE CRTs will continue to be recorded as other comprehensive income in stockholders’ equity while changes in fair value of the embedded credit derivative component will be reclassified from other comprehensive income in stockholders’

equity to realized and unrealized gain (loss) on credit derivatives, net in the Company’s consolidated statements of operations. In addition, interest income associated with the debt host contract of the GSE CRTs will remain in interest income while income associated with the embedded credit derivative will be reclassified from interest income to realized and unrealized gain (loss) on credit derivatives, net. With respect to Agency MBS IOs, changes in fair value of the entire security will be reclassified from other comprehensive income in stockholders’ equity to gain (loss) on investments, net in the Company’s consolidated statements of operations.
Further detail regarding the anticipated impact of the Restatement on the Company’s consolidated financial statements is included in Exhibit 99.2 to this Report and incorporated herein by reference.
Assessment of Internal Controls Over Financial Reporting
We are aware that the occurrence of a restatement of previously issued consolidated financial statements can indicate material weaknesses in internal controls over financial reporting.  We are in the process of assessing the existence of a material weakness in our internal controls over financial reporting during the Restatement Period, and it is possible we may identify one or more control deficiencies.
Disclosures About Forward-Looking Statements
This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  The above statements regarding the expected impact and amounts of the Restatement, the anticipated timing of our SEC filings and the estimated financial results for the second quarter of 2015 constitute forward-looking statements that are based on our current expectations. The actual impact and amounts and the detailed presentation of the Restatement will be included in our upcoming SEC filings after we have completed our work on the Restatement and our independent registered public accounting firm has completed its audit of our restated consolidated financial statements for the years ended December 31, 2013 and 2014.   There can be no assurance that the final impact and the amounts of the Restatement will not differ materially from estimates that are described in this Report or that any other information set forth herein will not change materially before we file our restated consolidated financial statements.
Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, as well as our expectations regarding materiality or significance, the Restatement’s quantitative effects, the effectiveness of our disclosure controls and procedures, material weaknesses in internal control over financial reporting, the timing of the filing of our SEC reports and our estimated financial results for the second quarter of 2015, to differ materially from those in the forward-looking statements. These factors include, among other things, the risk that additional information may arise from the preparation of our restated financial statements, that our internal control over financial reporting may be inadequate or have weaknesses of which we are not currently aware or which have not been detected and/or that we fail to satisfy certain covenants relating to financial statement delivery obligations and representations regarding the Company’s financial statements contained in our financing agreements. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting our business and prospects, see “Item 1A - Risk Factors” and “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2014, as supplemented by the reports we have filed since the 2014 10-K, which have been filed with the SEC and are available on our website (www.invescomortgagecapital.com) and on the SEC’s website (www.sec.gov).
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
99.1 Press release of Invesco Mortgage Capital Inc. dated August 10, 2015
99.2 Schedule of Estimated Adjustments to the Consolidated Financial Statements of Invesco Mortgage Capital Inc. for the Restatement Period

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By: /s/ Richard Lee Phegley, Jr.
Richard Lee Phegley, Jr.
Chief Financial Officer

Date: August 10, 2015